QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)	12 Months Ended
Jun. 29, 2016
Quarterly Financial Information Disclosure [Abstract]
QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The following table summarizes the unaudited consolidated quarterly results of operations for fiscal 2016 and 2015 (in thousands, except per share amounts):

	Fiscal Year 2016 Quarters Ended
	Sept. 23	Dec. 23	March 23	June 29
Revenues	$762,559	$788,610	$824,639	$881,681
Income before provision for income taxes	$48,753	$68,272	$78,150	$91,212
Net income	$33,207	$47,694	$57,502	$62,342
Basic net income per share	$0.55	$0.81	$1.01	$1.12
Diluted net income per share	$0.54	$0.80	$1.00	$1.11
Basic weighted average shares outstanding	60,225	59,198	56,673	55,657
Diluted weighted average shares outstanding	61,208	59,899	57,407	56,394

	Fiscal Year 2015 Quarters Ended
	Sept. 24	Dec. 24	March 25	June 24
Revenues	$711,018	$742,898	$784,215	$764,147
Income before provision for income taxes	$47,814	$58,744	$96,316	$81,403
Net income	$32,738	$41,306	$65,427	$57,223
Basic net income per share	$0.51	$0.65	$1.04	$0.94
Diluted net income per share	$0.49	$0.64	$1.02	$0.92
Basic weighted average shares outstanding	64,668	63,590	62,891	61,132
Diluted weighted average shares outstanding	66,263	64,963	64,091	62,294

Net income for fiscal 2016 included restaurant impairment charges of $0.5 million, $3.4 million and $6.7 million recorded in the second, third and fourth quarters, respectively. We also recorded additional lease and other costs associated with closed restaurants of $3.8 million in the fourth quarter of fiscal 2016 related to restaurants closed in prior years. Severance charges of $2.2 million, $0.2 million and $0.9 million were incurred in the first, second and fourth quarters of fiscal 2016, respectively. We incurred expenses of $1.2 million and $0.2 million in the second and fourth quarters, respectively, to reserve for royalties, rent and other outstanding amounts related to a bankrupt franchisee. Additionally, we recorded charges of $0.6 million and $0.1 million in the first and third quarters of fiscal 2016, respectively, for acquisition costs incurred as part of completing the acquisition of Pepper Dining. Net income also included net gains of $2.0 million and $1.2 million related to litigation in the second and fourth quarters, respectively. We also recorded gains on the sale of several properties of $1.8 million and $1.1 million in the first and third quarters of fiscal 2016, respectively.
Net income for fiscal 2015 included a net gain of $2.8 million related to litigation which included antitrust litigation settlement proceeds of $8.6 million, partially offset by a charge of $5.8 million to adjust our previous reserve estimate of final settlement amounts related to various litigation matters. We recorded a charge of $1.1 million in the fourth quarter of fiscal 2015 for acquisition costs incurred prior to completing the acquisition of Pepper Dining. Long-lived asset impairment charges of $0.7 million and $1.5 million were recorded in the second and fourth quarters, respectively. Additionally, net income included lease termination charges of $0.9 million, $0.5 million and $0.5 million in the first, second and fourth quarters of fiscal 2015, respectively, related to restaurants closed in the current year. Severance charges of $0.3 million and $0.9 million were incurred in the second and fourth quarters of fiscal 2015, respectively.